                                                                    EXHIBIT 3.23

                                                   -----------------------------
(SEAL       Prescribed by                          Charter No. 347591
OF THE      BOB TAFT, Secretary of State           Approved EJS
SECRETARY   30 East Broad Street, 14th Floor       Date March 3, 1998
OF STATE    Columbus, Ohio 43266-0418              Fee $35
OHIO)       Form SH-AMD (January 1991)             -----------------------------
                                                           98020407802


                            CERTIFICATE OF AMENDMENT
              BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

                    VIC TANNY INTERNATIONAL OF TOLEDO, INC.
         -------------------------------------------------------------
                             (Name of Corporation)

     Cary A. Gaan, who is:

[ ] Chairman of the Board [ ] President [X] Senior Vice President (Check one) and
    Linda B. Motz, who is: [ ] Secretary [X] Assistant Secretary (Check one) of the above named Ohio corporation for profit do hereby certify that: (check the appropriate box and complete the appropriate statements)

[ ] a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on ______________, 19__ at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise ___% of the voting power of the corporation.

[X] in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

    BE IT RESOLVED, that the Articles of Incorporation of the Corporation be amended by changing Article First thereof, so that, as amended, said Article shall be and read as follows:

    "FIRST: the name of the corporation shall be Bally Total Fitness of Toledo, Inc."

     IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 27th day of February, 1998.

                                                   By: /s/ CARY A. GAAN
                                                   -----------------------------
                                                       Cary A. Gaan


                                                   By: /s/ LINDA B. MOTZ
                                                   -----------------------------
                                                       Linda B. Motz

NOTE: Ohio law does not permit one officer to sign in two capacities, Two separate signatures are required, even if this necessitates the election of a second officer before the filing can be made.

(OHIO - 613 - 3/4/91)

                              DEPARTMENT OF STATE
                               THE STATE OF OHIO

                                    BOB TAFT
                               Secretary of State




                                     347591



                                  CERTIFICATE

IT IS HEREBY CERTIFIED that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AMD MIS CHN of: BALLY TOTAL FITNESS OF TOLEDO, INC. FORMERLY VIC TANNY INTERNATIONAL OF TOLEDO, INC.


                                        Recorded on Roll 6193 at Frame 0581 of
                                        the Records of Incorporations and
                                        Miscellaneous Filings.

    UNITED STATES OF AMERICA
          STATE OF OHIO
OFFICE OF THE SECRETARY OF STATE

             (SEAL)


                                        WITNESS MY HAND AND THE SEAL OF THE
                                        SECRETARY OF STATE, AT THE CITY OF
                                        COLUMBUS, OHIO, THIS 3RD DAY OF MARCH,
                                        A.D. 1998.

                                        /s/ BOB TAFT
                                        BOB TAFT
                                        Secretary of State

                              DEPARTMENT OF STATE
                               THE STATE OF OHIO

                                 SHERROD BROWN
                               Secretary of State




                                     347591



                                  CERTIFICATE

IT IS HEREBY CERTIFIED that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AGS of: VIC TANNY INTERNATIONAL OF TOLEDO, INC.


                                        Recorded on Roll F534 at Frame
                                        1430 of the Records of Incorporations
                                        and Miscellaneous Filings.

    UNITED STATES OF AMERICA
          STATE OF OHIO
OFFICE OF THE SECRETARY OF STATE

          (SEAL)



                                        WITNESS MY HAND AND THE SEAL OF THE
                                        SECRETARY OF STATE, AT THE CITY OF
                                        COLUMBUS, OHIO, THIS 3RD DAY OF AUG,
                                        A.D. 1984.

                                        /s/ SHERROD BROWN
                                        SHERROD BROWN
                                        Secretary of State

                                                       Number  347591
                                                       By      [ILLEGIBLE]
                                                       Date    8-3-84
                                                       Fee     $3.00


(SEAL OF THE SECRETARY OF STATE OF OHIO)

SUBSEQUENT APPOINTMENT OF AGENT

Vic Tanny International of Toledo, Inc. hereby appoints C T CORPORATION SYSTEM of 925 EUCLID AVENUE, CLEVELAND, CUYAHOGA, County, Ohio, 44115, to succeed Donald H. Power as agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served.


Date: June 28, 1984                     By /S/ H. ROBERT JOCHEM
      ----------------                     -------------------------
                                               H. Robert Jochem

                                        Title Vice President
                                              ----------------------


                                  INSTRUCTIONS

1) The statutory agent for a corporation may be (a) a natural person who is a resident of Ohio, or (b) an Ohio corporation or a foreign corporation licensed in Ohio which has a business address in this state and is explicitly authorized by its articles of incorporation to act as a statutory agent. R.C. 1701.07(A), 1702.06(A).

2) A subsequent appointment of agent must be signed by the chairman of the board, the president, a vice-president, the secretary or an assistant secretary. R.C. 1701.07(L), 1702.06(K).

3) The agent's complete street address must be given; a post office box number is not acceptable. R.C. 1701.07(C), 1702.06(C).

4) The filing fee for a subsequent appointment of agent is $3.00. R.C. 1702.07(M), 1702.06(L).



Form C-AGS  April, 1980
Prescribed by Secretary of State Anthony J. Celebrezze, Jr.

(OHIO - 1933 - 9/26/83)

                              DEPARTMENT OF STATE
                               THE STATE OF OHIO

                                 SHERROD BROWN
                               Secretary of State




                                     410713



                                  CERTIFICATE

IT IS HEREBY CERTIFIED that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AGS of: VIC TANNY INTERNATIONAL OF TOLEDO, INC.


                                        Recorded on Roll F494 at Frame 1737 of
                                        the Records of Incorporations and
                                        Miscellaneous Filings.

    UNITED STATES OF AMERICA
         STATE OF OHIO
OFFICE OF THE SECRETARY OF STATE

          (SEAL)


                                        WITNESS MY HAND AND THE SEAL OF THE
                                        SECRETARY OF STATE, AT THE CITY OF
                                        COLUMBUS, OHIO, THIS 13TH DAY OF JULY,
                                        A.D. 1984.

                                        /s/ SHERROD BROWN
                                        SHERROD BROWN
                                        Secretary of State

Form C-413






   UNITED STATES OF AMERICA,      }
                                  }
        STATE OF OHIO             }
                                  }
OFFICE OF THE SECRETARY OF STATE. }


          I, SHERROD BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of State, and found to be true and correct, of the

    ARTICLES OF INCORPORATION of HOLIDAY HEALTH SPA OF TOLEDO, INC., an Ohio corporation, Charter No. 347591, was incorporated on January 26th, 1966 and recorded on Roll B443, Frame 78; A Certificate of AMENDMENT changing its corporate title to: VIC TANNY INTERNATIONAL OF TOLEDO, INC.



  filed in this office on the 28th day of September A.D. 1970 and recorded on Roll B702, Frame 514 of the Records of Incorporations.



  [ Secretary of State
         SEAL ] WITNESS my hand and official seal at Columbus, Ohio, this 3rd day of February A.D. 1983

                                              /s/ Sherrod Brown
                                           ----------------------------
                                                       SHERROD BROWN
                                                     Secretary of State

C-101  Prescribed by Secretary of State -- Ted W. Brown.

                                                             APPROVED FOR FILING

                                                             By        DCL
                           ARTICLES OF INCORPORATION
                                                             Date      1-26-66
                                    -- OF --
                                                             Amount    50.00
                       Holiday Health Spa of Toledo, Inc.


     The undersigned, a majority of whom are citizens of the United States, desiring to form a corporation, for profit, under Sections 1701.01 et seq. of the Revised Code of Ohio, do hereby certify:

     FIRST. The name of said corporation shall be Holiday Health Spa of Toledo, Inc.

     SECOND. The place in Ohio where its principal office is to be located is 1123-25 N. Reynolds Road, Toledo, Lucas County.

     THIRD. The purposes for which it is formed are:

                    Body building exercises to be prescribed for the purpose of controlling weight and figures of individuals.

     FOURTH. The number of shares which the corporation is authorized to have outstanding is 100 common shares, par value $10.00 each.

     FIFTH. The amount of stated capital with which the corporation shall begin business is One Thousand Dollars ($1,000.00).

     IN WITNESS WHEREOF, We have hereunto subscribed our names, this 30th day
of December   , 1965.



                                        HOLIDAY HEALTH SPA of TOLEDO, Inc.
                                        ----------------------------------------
                                        (Name of Corporation)


                                        /s/ DONALD W. HUDSON
                                        ----------------------------------------
                                        Donald W. Hudson          Vice President


                                        /s/ JEROME B. KAHN
                                        ----------------------------------------
                                        Jerome B. Kahn                 President



                                        /s/ CAROL A. KAHN
                                        ----------------------------------------
                                        Carol A. Kahn        Secretary/Treasurer

            (INCORPORATORS' NAMES SHOULD BE TYPED OR PRINTED BENEATH SIGNATURES)


N.B. Articles will be returned unless accompanied by form designating statutory agent. See Section 1701.7, Revised Code of Ohio.

                        (HOLIDAY HEALTH SPA LETTERHEAD)

                               December 27, 1965


     This letter is to authorize the name Holiday Health Spa to be used by Holiday Health Spa of Toledo, Inc.


                                       /s/ JEROME B. KAHN, PRES.
                                       --------------------------------
                                       Jerome B. Kahn, President
                                       HOLIDAY HEALTH SPA OF CLEVELAND, INC.
                                       HOLIDAY HEALTH SPA OF PARMA, INC.
                                       HOLIDAY HEALTH SPA OF MAPEL HEIGHTS, INC.

FORM C-103  PRESCRIBED BY SECRETARY OF STATE  TED W. BROWN

                         ORIGINAL APPOINTMENT OF AGENT

     The undersigned, being at least a majority of the incorporators of Holiday Health Spa of Toledo, Inc., hereby appoint Sandy Wright, a natural person resident in the county in which the corporation has its principal office, a corporation having a business address in the county in which Holiday Health Spa of Toledo, Inc. has its principal office (strike out phrase not applicable), upon whom (which) any process, notice or demand required or permitted by statute to be served upon the corporation may be served. His (Its) complete address is 1123-25 N. Reynolds Rd., Toledo, Lucas County, Ohio.

                                   HOLIDAY HEALTH SPA OF TOLEDO, INC.


                                   /s/ JEROME B. KAHN
                                   ---------------------------------------------
                                   Jerome B. Kahn


                                   /s/ DONALD W. HUDSON
                                   ---------------------------------------------
                                   Donald W. Hudson


                                   /s/ CAROL A. KAHN
                                   ---------------------------------------------
                                   Carol A. Kahn


                                   ---------------------------------------------
                                   (INCORPORATORS NAMES SHOULD BE TYPED OR
                                   PRINTED BENEATH SIGNATURES)

                                                                    Toledo, Ohio

                                                               December 30, 1965

Holiday Health Spa of Toledo, Inc.

     Gentlemen: I, It (strike out word not applicable) hereby accept(s) appointment as agent of your corporation upon whom process, tax notices or demands may be served.


                                   /s/ SANDY WRIGHT
                                   ---------------------------------------------
                                   (Signature of Agent or Name of Corporation)


                                   By /s/ JEROME B. KAHN
                                   ---------------------------------------------
                                   (Signature of Officer Signing and Title)

Remarks: All articles of incorporation must be accompanied by an original appointment of agent. There is no filing fee for this appointment.

FORM C-103  PRESCRIBED BY SECRETARY OF STATE  TED W. BROWN

                         ORIGINAL APPOINTMENT OF AGENT

     The undersigned, being at least a majority of the incorporators of Holiday Health Spa of Toledo, Inc., hereby appoint Sandy Wright, a natural person resident in the county in which the corporation has its principal office, upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. His complete address is 1123-25 N. Reynolds Rd., Toledo, Lucas County, Ohio.

                                   HOLIDAY HEALTH SPA OF TOLEDO, INC.


                                   /s/ JEROME B. KAHN
                                   ---------------------------------------------
                                   Jerome B. Kahn


                                   /s/ DONALD W. HUDSON
                                   ---------------------------------------------
                                   Donald W. Hudson


                                   /s/ CAROL A. KAHN
                                   ---------------------------------------------
                                   Carol A. Kahn

                                   ---------------------------------------------
                                   (INCORPORATORS NAMES SHOULD BE TYPED OR
                                   PRINTED BENEATH SIGNATURES)

                                                                    Toledo, Ohio

                                                               December 30, 1965

Holiday Health Spa of Toledo, Inc.

     Gentlemen: I hereby accept appointment as agent of your corporation upon whom process, tax notices or demands may be served.


                                   /s/ SANDY WRIGHT
                                   ---------------------------------------------
                                   (Signature of Agent or Name of Corporation)


                                   By /s/ JEROME B. KAHN
                                   ---------------------------------------------
                                   (Signature of Officer Signing and Title)

Remarks: All articles of incorporation must be accompanied by an original appointment of agent. There is no filing fee for this appointment.

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------


                        On the 26th day of January 1966


the persons named below as subscribers to the articles of incorporation, desiring for themselves, their associates, successors and assigns, to become a body corporate, in accordance with the general corporation laws of the State of Ohio, under the name and style of

                       Holiday Health Spa of Toledo, Inc.

and with all the corporate rights, powers, privileges and liabilities enjoyed under or imposed by such laws, did subscribe and acknowledge, as required by law, articles of incorporation, which articles, together with the certificate of acknowledgment, were, on the 26th day of January 1966, duly filed in the office of the Secretary of State, at Columbus, Ohio, and by him recorded, and a certified copy thereof, of which the following is a true and correct copy, by him furnished to said subscribers:

Filed: January 26, 1966

Corporation No. 347 591

                           ARTICLES OF INCORPORATION

                                       OF

                       Holiday Health Spa of Toledo, Inc.

     The undersigned, a majority of whom are citizens of the United States, desiring to form a corporation, for profit, under the General Corporation Act of Ohio, do hereby certify:

     FIRST. The name of said corporation shall be Holiday Health Spa of Toledo, Inc.

     SECOND. The place in the State of Ohio where its principal office is to be located is 1123-25 N. Reynolds Rd., Toledo in Lucas County.

     THIRD. The purpose or purposes for which it is formed are:

                    Body building exercises to be prescribed for the purpose of controlling weight and figures of individuals.

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------



     FOURTH. The authorized number of shares of the corporation shall be 100 common shares

     * All of which shall be with a par value of Ten Dollars ($10.00) each.

     * All of which shall be without par value.

     * Which shall be classified as follows:

     (Here state designation, maximum numbers and par value, if any, of shares of each class, and the relative rights, restrictions and qualifications of each class.)

* Cross out if not required.

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------


     FIFTH. The amount of capital with which the corporation will begin business is One Thousand ($1,000.00) Dollars.

     (The above provisions are those required by statute. Other provisions may be included. Refer to Ohio Revised Code Section 1701.04(B), together with amendments, if any.)

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------


     IN WITNESS WHEREOF, we have hereunto subscribed our names, this 30th day of December, 1965.



                                        /s/ DONALD W. HUDSON
                                        ----------------------------------------
                                        Donald W. Hudson


                                        /s/ JEROME B. KAHN
                                        ----------------------------------------
                                        Jerome B. Kahn


                                        /s/ CAROL A. KAHN
                                        ----------------------------------------
                                        Carol A. Kahn


   UNITED STATES OF AMERICA, STATE OF OHIO, OFFICE OF THE SECRETARY OF STATE.

     I, Ted Brown, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of State, and found to be true and correct, of the Articles of Incorporation of Holiday Health Spa of Toledo, Inc. filed in this office on the 26th day of January 1966, and recorded on Roll 443 Frame 77, of the Record of Incorporations.

     Witness my hand and official seal at Columbus, this 26th day of January
1966.

     (SEAL)                             ----------------------------------------
                                                              Secretary of State

                        PROCEEDINGS OF THE INCORPORATORS
-------------------------------------------------------------------------------

     On this 26th day of January 1966, at least a majority of the incorporators of

                       Holiday Health Spa of Toledo, Inc.
                    ---------------------------------------
                             (Name of Corporation)

met at 1123-25 N. Reynolds Rd., Toledo, Ohio

to order the receipt of subscriptions for shares of said corporation, to fix the time and place for such receipt and waive the notice of such meeting; and having agreed upon such time and place the following order for the receipt of subscriptions was made in writing by at least a majority of the subscribers to the articles of incorporation of said corporation.

     ORDER FOR AND WAIVER OF NOTICE OF THE RECEIPT OF SUBSCRIPTIONS AND DECLARATION OF VALUE OF THE SHARES OF

                       Holiday Health Spa of Toledo, Inc.
                    ---------------------------------------
                             (Name of Corporation)

                                                                    Toledo Ohio.
                                                                January 26, 1966

                       Holiday Health Spa of Toledo, Inc.
                    ---------------------------------------
                             (Name of Corporation)

     We, the undersigned being at least a majority of the incorporators do hereby waive notice of the time and place of such receipt of subscriptions, and do hereby order that such subscriptions to the shares of said Corporation be received at 1123-25 N. Reynolds Rd., in the City of Toledo, Lucas County, Ohio on the 26th day of January, 1966, at two o'clock P.M.

     And we do hereby fix and declare the consideration to be received by the Corporation for the shares to be:

* Ten ($10.00) Dollars per share for common shares, $10.00 of which shall be allocated to stated capital, and

* XXXXXXXXXXXXXXXXXXXXXXXXXXX.

                                        /s/ DONALD W. HUDSON
                                        ---------------------------------
                                        Donald W. Hudson

                                        /s/ JEROME B. KAHN
                                        ---------------------------------
                                        Jerome B. Kahn

                                        /s/ CAROL A. KAHN
                                        ---------------------------------
                                        Carol A. Kahn

     In accordance with the foregoing order, subscriptions to the shares were received at 1123-25 N. Reynolds Rd., Toledo, Ohio on the 26th day of January, 1966, at two o'clock P.M. and the following subscriptions were received:

* Cross out if not required.

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------



                               SHARE SUBSCRIPTION

                       Holiday Health Spa of Toledo, Inc.
                       ----------------------------------
                             (Name of Corporation)

     We, the undersigned, do hereby severally subscribe for the number of shares of

                       Holiday Health Spa of Toledo, Inc.
                       ----------------------------------
                             (Name of Corporation)

set opposite our respective names, and do agree to pay therefor
* Ten ($10.00) Dollars per share for the common shares;
* and ___________ ($______) Dollars per share for the preferred shares.

================================================================================


                    Names                    Number of Shares    Class of Shares
------------------------------------         ----------------    ---------------

Donald W. Hudson                                  50             Common
--------------------------------------------------------------------------------

Jerome B. Kahn                                    49             Common
--------------------------------------------------------------------------------

Carol A. Kahn                                      1             Common
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


================================================================================

*Cross out if not required.

                        PROCEEDINGS OF THE INCORPORATORS
--------------------------------------------------------------------------------

                        NOTICE OF SHAREHOLDERS' MEETING

     We, the undersigned, being a majority of the incorporators of _____________

                       Holiday Health Spa of Toledo, Inc.
--------------------------------------------------------------------------------
                             (Name of Corporation)

having received subscriptions at the place and on the day and date designated, and subscriptions for shares having been made in an amount at least equal to the capital stated in the articles as that with which the corporation will begin business, do hereby give notice that the first meeting of the shareholders is called to meet at 1123-25 N. Reynolds Rd., Toledo, Ohio on the 26th day of January 1966, at two o'clock P.M. for the election of directors and the transaction of such other business as may come before such meeting.

                                        /s/ DONALD W. HUDSON
                                        ----------------------------------------
                                        Donald W. Hudson

                                        /s/ JEROME B. KAHN
                                        ----------------------------------------
                                        Jerome B. Kahn

                                        /s/ CAROL A. KAHN
                                        ----------------------------------------
                                        Carol A. Kahn

                   Here enter proof of notice if not waived.